                                                                 EXHIBIT 10.1.12

                        FIFTH AMENDMENT AND SECOND WAIVER

          FIFTH AMENDMENT AND SECOND WAIVER, dated as of March 8, 2002 (this "Amendment"), to and under the Amended and Restated Credit and Guarantee
 ---------
Agreement, dated as of July 27, 2000 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among SMTC Corporation
                         ----------------
("Holdings"), HTM Holdings, Inc. (the "U.S. Borrower"), SMTC Manufacturing
  --------                             -------------
Corporation of Canada (the "Canadian Borrower"; together with the U.S. Borrower,
                            -----------------
the "Borrowers"), the several banks and other financial institutions or entities
     ---------
from time to time parties thereto (the "Lenders"), Lehman Brothers Inc., as
                                        -------
advisor, lead arranger and book manager, The Bank of Nova Scotia, as syndication agent, Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the "General Administrative Agent"), The Bank of Nova Scotia, as
               ----------------------------
Canadian administrative agent, Lehman Commercial Paper Inc., as collateral monitoring agent, and General Electric Capital Corporation, as documentation agent.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Holdings and the Borrowers requested that the Lenders agree to amend and waive certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below; and

          WHEREAS, the Required Lenders have consented to the requested amendments and waivers in the manner set forth below;

          NOW, THEREFORE, in consideration of the premises and the material covenants herein contained, the parties hereto hereby agree as follows:

          1. Defined Terms. Terms used herein and defined in the Credit
             -------------
Agreement are used herein as therein defined.

          2. Waiver of Defaults or Events of Default. The Lenders hereby waive
             ---------------------------------------
any Default or Event of Default that may arise under (a) Section 13(c) of the Credit Agreement by reason of the Disposition of the Property of SMTC Ireland in a proceeding described in clause (c) of this sentence, (b) Section 13(e) of the Credit Agreement by reason of SMTC Ireland defaulting in making any payment of principal or interest on any Indebtedness or in observing or performing any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or the occurrence of any other event or existence of any other condition, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to become subject to or mandatory offer to purchase by the obligor thereunder or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable, or (c)
Section 13(f) of the Credit Agreement by reason of (i) the commencement by SMTC Ireland of a voluntary proceeding under the laws of Ireland (a) relating to bankruptcy, insolvency, reorganization or relief of debtors seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution,

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                                                                               2

composition or other relief with respect to it or its debts or (b) seeking appointment of a receiver, trustee, custodian, conservator, administrator or other similar official for it or for all or any substantial part of its assets,
(ii) a general assignment for the benefit of the creditors of SMTC Ireland,
(iii) the taking of any action by Holdings, any Borrower or any of their respective Material Subsidiaries in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i) or
(ii) above, or (iv) SMTC Ireland generally not paying, or being unable to pay, its debts as they become due or admitting in writing its inability to do so; provided that the foregoing waiver is conditioned upon the aggregate amount of
--------
the Investments made by the Borrowers and their Subsidiaries in SMTC Ireland on and after the date of this Amendment not exceeding $3,000,000.

          3. Amendment to Section 1.1 of the Credit Agreement (Defined Terms).
             ----------------------------------------------------------------
Section 1.1 of the Credit agreement is hereby amended by adding the following defined term in its appropriate alphabetical order:

          ""SMTC Ireland": SMTC Manufacturing Corporation of Ireland Limited, a
            ------------
     Subsidiary of SMTC Ireland Company, a Subsidiary of the Canadian Borrower, incorporated under the laws of Ireland.".

          4. Amendment to Section 11.8 of the Credit Agreement (Limitation on
             ----------------------------------------------------------------
Investments). Section 11.8 of the Credit Agreement is hereby amended by:
-----------

          (a) adding the following at the end of clause (m) thereof "provided
                                                                     --------
     that the aggregate amount of outstanding loans or advances made on and after January 1, 2002 pursuant to this clause (m) (x) by Holdings, either Borrower or any Subsidiary (other than SMTC Ireland) to such suppliers, customers or users of SMTC Ireland shall not exceed $1,100,000 in the aggregate and (y) by Holdings, either Borrower or any Subsidiary (other than Qualtron Teoranta) to such suppliers, customers or users of Qualtron Teoranta shall not exceed $1,000,000 in the aggregate so long as Qualtron Teoranta is not a Subsidiary Guarantor;"; and

          (b) adding the following at the end of such Section 11.8:

          "Notwithstanding the foregoing provisions of this Section 11.8, from and after March 8, 2002, Holdings will not, and will not permit any Subsidiary to, make any Investments in SMTC Ireland (including without limitation, any payments in respect of guarantees by Holdings or any of its Subsidiaries of any obligations of or otherwise on behalf of SMTC Ireland) in an aggregate amount exceeding $3,000,000.".

          5. Effectiveness. This Amendment shall become effective on the date of
             -------------
satisfaction of the following conditions precedent (the "Effective Date"):
                                                         --------------

          (a) The General Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by Holdings and each of the Borrowers.

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                                                                               3

          (b) The General Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto ("Lender Consent Letters"), from Lenders constituting the Required Lenders.
       ----------------------

          (c) The General Administrative Agent shall have received an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from each Loan Party other than the Borrowers.

          (d) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the General Administrative Agent.

          (e) The Lenders and the General Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented, on or before the Effective Date.

          (f) The General Administrative Agent shall have received from Holdings, for the account of each Lender that has executed a Lender Consent Letter granting its consent to this Amendment on or prior to 5:00 p.m., New York City time on March 8, 2002, a waiver fee equal to 0.10% of the sum of such Lender's Revolving Credit Commitments and Term Loans then outstanding.

          6. Representations and Warranties. After giving effect to the
             ------------------------------
amendments and waivers contained herein, on the Effective Date, Holdings and each of the Borrowers hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that each reference in such Section 8 to "this Agreement" shall be deemed to be a reference both to this Amendment and to the Credit Agreement as amended and modified by this Amendment.

          7. Continuing Effect; No Other Waivers or Amendments. Except as
             -------------------------------------------------
expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

          8. No Default. No Default or Event of Default shall have occurred and
             ----------
be continuing as of the Effective Date after giving effect to this Amendment.

          9. Counterparts. This Amendment may be executed in any number of
             ------------
counterparts by the parties hereto, each of which shall be an original, and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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                                                                               4

          10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
              -------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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                                                                               5

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                  SMTC CORPORATION


                                  By:/S/ Frank Burke
                                     -------------------------------------------
                                     Name: Frank Burke
                                     Title: Chief Financial Officer


                                  HTM HOLDINGS, INC.


                                  By:/s/ Frank Burke
                                     -------------------------------------------
                                     Name: Frank Burke
                                     Title: Chief Financial Officer


                                  SMTC MANUFACTURING CORPORATION OF CANADA


                                  By:/s/ Frank Burke
                                     -------------------------------------------
                                     Name: Frank Burke
                                     Title: Chief Financial Officer

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                                                                               6

                                 LEHMAN COMMERCIAL PAPER INC., as
                                   General Administrative Agent


                                 By: /s/ G. Andrew Keith
                                     -------------------------------------------
                                     Name: G. Andrew Keith
                                     Title: Authorized Signatory

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                           ACKNOWLEDGMENT AND CONSENT

          Each of the undersigned parties to the Amended and Restated Guarantee and Collateral Agreement, dated as of July 27, 2000, as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of Lehman Commercial Paper Inc., as General Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by the Fifth Amendment and Second Waiver to and under the Amended and Restated Credit and Guarantee Agreement and (b) acknowledges and agrees that the guarantees and grants of security interests contained in such Amended and Restated Guarantee and Collateral Agreement and in the other Security Documents are, and shall remain, in full force and effect after giving effect to the Fifth Amendment and Second Waiver and all prior modifications to the Amended and Restated Credit and Guarantee Agreement.

                                              SMTC MANUFACTURING CORPORATION OF
                                                 CALIFORNIA
                                              SMTC MANUFACTURING CORPORATION OF
                                                 COLORADO
                                              SMTC MANUFACTURING CORPORATION OF
                                                 MASSACHUSETTS
                                              SMTC MANUFACTURING CORPORATION OF
                                                 NORTH CAROLINA
                                              SMTC MANUFACTURING CORPORATION OF
                                                 TEXAS
                                              SMTC MANUFACTURING CORPORATION OF
                                                 WISCONSIN
                                              SMTC MEX HOLDINGS, INC.
                                              QUALTRON, INC.


                                              By:   /s/ Frank Burke
                                                  ------------------------------
                                                  Name: Frank Burke
                                                  Title: Chief Financial Officer